UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 17, 2012

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (940) 898-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On July 17, 2012, Sally Beauty Holdings, Inc. (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting selected preliminary financial results of the Company for the quarter ended June 30, 2012 (the “Preliminary Earnings Release”). In the Preliminary Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in the attached Appendix A, which is incorporated herein by this reference. Appendix A also contains statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized in the Preliminary Earnings Release. A reconciliation of the non-GAAP financial measures discussed in the Preliminary Earnings Release to the most directly comparable GAAP financial measures is included in the Preliminary Earnings Release.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.  The following Exhibit is filed herewith as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	News release reporting selected preliminary financial results for the quarter ended June 30, 2012, issued by Sally Beauty Holdings, Inc. on July 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

July 17, 2012	By:	/s/ Matt Haltom
	Name:	Matt Haltom
	Title:	Vice President, Assistant Secretary and Deputy General Counsel

Exhibit Number	Description

99.1	News release reporting selected preliminary financial results for the quarter ended June 30, 2012, issued by Sally Beauty Holdings, Inc. on July 17, 2012.

Appendix A

USE OF NON-GAAP FINANCIAL MEASURES

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Our management uses these non-GAAP measures for the same purpose. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED EBITDA

We define the measure Adjusted EBITDA as GAAP Net Earnings before depreciation and amortization, share-based compensation, interest expense (which includes the loss on extinguishment of indebtedness), and income taxes. Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our businesses and believes that Adjusted EBITDA provides a meaningful measure of our ability to meet our future debt service, capital expenditures and working capital requirements.

ADJUSTED NET EARNINGS

This measure consists of GAAP Net Earnings, which is then adjusted solely for the purpose of excluding  non-cash interest expense (which includes the loss on extinguishment of indebtedness). We believe excluding non-cash interest expense from our GAAP Net Earnings provides investors with a better depiction of the Company’s core operating results and provides a more informed baseline for modeling future earnings expectations.

ADJUSTED EARNINGS PER SHARE (ADJUSTED EPS)

We define this non-GAAP financial measure as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding non-cash interest expense (which includes the loss on extinguishment of indebtedness). We believe excluding non-cash interest expense from our GAAP Net Earnings provides investors with a better depiction of the Company’s core operating results and provides a more informed baseline for modeling future earnings expectations.